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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
         TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)     January 1, 1999
                                                 ---------------------

                                EYEMAKERS, INC.
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            (Exact name of registrant as specified in its charter)


                                    Nevada
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                (State or other jurisdiction  of incorporation)

                     000-23951                    88-0350797
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         (Commission File Number)      (IRS Employer Identification No.)


              4100 McEwen, Suite 160, Dallas, TX          75244
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            (Address of Principal Executive Offices)     (Zip Code)

                                 214-386-8977
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             (Registrant's telephone number, including area code)


                                      N/A
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        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

     A special meeting of the Board of Directors of Eyemakers, Inc. (the "Company") was held on December 30, 1998 (the "Meeting"). At the Meeting, the Board of Directors, acting pursuant to the By-laws of the Company, appointed John L. Edwards as President and Chief Executive Officer of the Company and accepted the resignation of Jim Mellon as President and Chief Executive Officer. Mr. Mellon will continue as President of the Company's Budget Optical subsidiary. In conjunction with the appointment of Mr. Edwards, will also be elected as a Director of the Company.

     The terms of Mr. Edwards' employment with the Company are set forth in an employment agreement with the Company, the form of which is attached as Exhibit 10 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

        (c) Exhibits.

        The following Exhibits are included in this Current Report on Form 8-K:

Exhibit Number      Description of Exhibit

10 Employment Agreement dated as of January 1, 1999 between the Company and John L. Edwards

99 Press Release dated January 11, 1999 regarding the appointment of John L. Edwards as President, Chief Executive Officer, and a Director

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EYEMAKERS, INC.
                                               (Registrant)

Date: January 26, 1999                   By: __________________________
                                               John L. Edwards
                                               President and Chief
                                               Executive Officer